                                                                               .
                                                                               .
                                                                               .

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

    Filed by the Registrant [X]
    Filed by a Party other than the Registrant [ ]

    Check the appropriate box:
    [ ] Preliminary Proxy Statement                     [ ] Confidential, for Use of the
    [ ] Definitive Proxy Statement                         Commission Only (as permitted
    [X] Definitive Additional Materials                    by Rule 14a-6(e)(2))
    [ ] Soliciting Material Pursuant to sec. 240.14a-1 I(c) or sec. 240.14a-12

                            VARIABLE INSURANCE FUNDS
--------------------------------------------------------------------------------
                (Name of registrant as specified in its charter)
--------------------------------------------------------------------------------
    (Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):

    [X] Fee not required.

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1) Title of each class of securities to which transaction applies

          BB&T Large Cap Value Fund, BB&T Capital Manager Equity Fund, BB&T Large Company Growth Fund, BB&T Mid Cap Growth Fund, BB&T Special Opportunities Equity Fund and BB&T Total Return Bond Fund:

--------------------------------------------------------------------------------

      (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

      (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

      (5) Total fee paid:

--------------------------------------------------------------------------------

    [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

    [ ] Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid:

--------------------------------------------------------------------------------

      (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

      (3) Filing Party:

--------------------------------------------------------------------------------

      (4) Date Filed:

--------------------------------------------------------------------------------

                          YOUR VOTE IS VERY IMPORTANT!


We encourage you to utilize one of the following easy options today for recording your vote promptly:

     1. VOTE BY TELEPHONE. You may cast your vote by telephone by calling 1-800-690-6903 and following the prerecorded information. Please have your proxy materials, including the control number on your card, available.

     2. VOTE BY MAIL. You may cast your vote by mail by signing, dating and mailing the enclosed voting instruction form or proxy card in the postage-prepaid return envelope provided.


               Thank you for your prompt attention to this matter.